UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities and Exchange Act of 1934

Date of report (Date of earliest event reported): November 7, 2018

FOAMIX PHARMACEUTICALS LTD.
(Exact name of registrant as specified in its charter)

Israel	001-36621	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Holzman Street, Weizmann Science Park
Rehovot, Israel	7670402
(Address of principal executive offices)	(Zip Code)

+972-8-9316233
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02. Results of Operations and Financial Condition

On November 7, 2018, Foamix Pharmaceuticals Ltd. (the “Company”) issued a press release announcing its financial results for its third quarter ended September 30, 2018. A copy of the press release is furnished as Exhibit 99.1 hereto.

The information in this Item 2.02 and Exhibit 99.1 hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall they be deemed incorporated by reference in any of the Company’s filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 7.01.  Regulation FD Disclosure

The Company announced positive topline results from the Company’s Phase III clinical trial of its FMX103 topical minocycline foam for the treatment of moderate-to-severe papulopustular rosacea on Wednesday, November 7, 2018. A copy of the slides presented during the webcast are available on the Company’s website, and are being furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The information disclosed under this Item 7.01, including Exhibit 99.2 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall it be incorporated by reference into any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01.  Other Events

On November 7, 2018, the Company issued a press release announcing positive topline results from the FMX103 clinical trial. A copy of the press release is filed herewith as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press release of the Company titled “Foamix Reports Third Quarter 2018 Financial Results and Provides Corporate Update,” dated November 7, 2018
99.2	Presentation slides dated November 7, 2018
99.3
Press release of the Company titled “Foamix Announces Positive Topline Results from Phase 3 Program Evaluating FMX103 Topical Minocycline Foam for Moderate-to-Severe Papulopustular Rosacea,” dated November 7, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 7, 2018
FOAMIX PHARMACEUTICALS LTD.

By:	/s/ Ilan Hadar
Ilan Hadar
Chief Financial Officer & Country Manager